Exhibit 99.3 1st Quarter Earnings Conference Call April 22, 2022

2 First quarter 2022 overview (1) Non-GAAP, see appendix for reconciliation. Pre-Tax Pre-Provision Income(1) Diluted Earnings Per Share Total Revenue Non-Interest Expense Net Income Available to Common Shareholders $0.55 $524M • ROATCE(1) ratio improved ~590 bps QoQ to 21.0%. • Annualized net charge-off ratio totaled 0.21% of average loans. • Efficiency ratio was 57.9% on both a reported and adjusted basis(1). $666M $1.6B $933M

3 • 1Q loans grew 1% on an average basis and 2% on an ending basis. • Business loans increased 3% driven by broad-based growth in corporate, middle market, and real estate lending. Line of credit commitments increased $1.6B and utilization increased to 43.9%. ◦ Growth driven by asset-based lending, healthcare, government, transportation, energy, technology & defense, homebuilder and real estate investment trusts. ◦ PPP loans continue to decrease, ending the quarter at $437M. Expect PPP to reduce avg loans by ~$2.4B in FY22. • Consumer loans declined 1% as increases in mortgage and other consumer were offset by declines in other categories. ◦ Growth in mortgage muted by sale of ~$285M of previously repurchased GNMA loans that were re- securitized in 1Q. ◦ Other Consumer includes ~2% growth in EnerBank loans. ◦ Expect consumer exit portfolios to reduce average loans by ~$700M in FY22. • Expect full-year 2022 reported average loan balances to grow 4-5% compared to 2021. Loan growth continues $84.8 $87.8 $89.3 56.1 56.3 58.2 28.7 31.5 31.1 1Q21 4Q21 1Q22 (Ending, $ in billions) $84.8 $86.5 $87.8 55.7 55.1 56.6 29.1 31.4 31.2 1Q21 4Q21 1Q22 Loans and leases (Average, $ in billions) Business loansConsumer loans QoQ highlights & outlook

4 $122.9 $136.7 $138.7 72.9 80.9 83.1 40.3 42.7 42.6 9.3 10.1 10.4 0.4 3.0 2.6 1Q21 4Q21 1Q22 Deposit growth continues (1) Other deposits represent non-customer balances primarily consisting of EnerBank brokered deposits. (2) See slide 5 for assumptions underlying 70% beta. Average deposits by segment ($ in billions) Wealth Mgt Other(1) Consumer Bank Corporate Bank QoQ highlights & outlook • While pace of deposit growth has slowed, balances continued to increase seasonally this quarter to new record levels. • Consumer and Wealth Management deposits increased compared to 4Q while corporate deposits remained relatively stable. • 2/3's of pandemic-related deposit growth is assumed to have a 70% deposit beta which includes approx. $5-$10B of total deposit balance reduction in 2022 attributable to tightening monetary policy.(2)

5 $97 $15 $13 $14 $139 12/31/2019 Deposits Most-Stable, Low-Beta Growth Mid-Stable, Mid-Beta Growth Least Stable, Higher-Beta Growth 3/31/2022 Deposits $— $50 $100 $150 12/31/2019 Deposits Mostly Stable, Low-Beta Growth Mid-Stable, Mid-Beta Growth Least-Stable, Higher-Beta Growth 3/31/2022 Deposits $— $50 $100 $150 Deposit surge and beta • Comprised of new consumer customers, consumer customers who did not receive stimulus and growth in historically stable products such as savings. • ~$15B; 36% of growth • Considerable growth in consumer balances that had low betas in 2016-2019 cycle. Expect similar behavior to pre-pandemic portfolio, with a beta ~10% for the first 100 bps Fed increase and 30% through the cycle. • Comprised mostly of small business accounts, stimulus-receiving customers(2), & wealth clients. • Balances have continued to grow, though rate of growth has recently moderated. • ~$13B; 31% of growth • Expected beta of 40-60% • Comprised largely of Corporate/Commercial clients. The expectation is that some of these clients will seek alternative investments as rates rise, and/or will seek higher deposit rates. • ~$14B; 33% of growth • Expected beta of 80-100% Low-beta deposits have grown considerably. Other pandemic era increases (approx. 2/3's) are assumed to have a ~70% beta. Cash liquidity levels at ~$26B provide runway to support balance sheet growth while reducing reliance on 'hot money' deposits and wholesale debt. Mostly Stable, Low-Beta Surge: Mid-Stable, Mid-Beta Surge: Least-Stable, Higher-Beta (1) $ In Billions. Figures exclude EnerBank acquired deposits and are ending deposit balances. (2) Received via Direct Deposit Pandemic-Related Deposit Growth Adds to Low-Cost, Stable Funding Base(1) Retail Deposits Business/ Other Deposits Retail Deposits Business/ Other Deposits

6 $978 $1,029 $1,026 3.02% 2.83% 2.85% 3.40% 3.34% 3.43% 1Q21 4Q21 1Q22 NII NII & margin performance NII and NIM(1) ($ in millions) (1) Net interest income (NII) and net interest margin (NIM) are reflected on a fully taxable-equivalent basis. (2) Non-GAAP; see appendix for reconciliation. NIM • In 1Q, deposit and cash balances remained elevated. • PPP and cash account for -58 bps NIM and $15M NII within the quarter (-7 bps / -$27M QoQ) ◦ PPP loans account for +2 bps NIM and $12M NII within the quarter (-7 bps / -$27M QoQ) ◦ Excess cash accounts for -60 bps NIM and $3M NII (0 bps / $0M QoQ) • Total of ~$17B deployed through active balance sheet management (including securities purchases and borrowings reductions) since pandemic began, balancing risk and return. • 18% average cash-to-earning asset ratio positioned well for rising rate environment. NIM excl. PPP/Cash(2)

7 • Avg. loans excl. PPP grew +1.8B in 1Q • Higher short-term rates now benefiting NII ◦ Contractual loan and cash repricing ◦ Hedging benefit of $110M NII in 1Q(3) ◦ Stable deposit pricing; 1Q deposit cost = 4bps / interest-bearing deposit cost = 7bps • Higher long-term rates increase fixed rate asset yields and reduce securities premium amortization(2) • Positive non-recurring items during 1Q include seasonal HR asset dividends and a credit interest recovery • NII expected to grow approximately 5-7% in 2Q (assumes 50bps hikes in both May and June) ◦ Asset growth: Near-term environment conducive for continued loan growth; $1.5B securities additions late in 1Q begin to benefit mostly in 2Q and beyond (2.75%-2.80% yield) ▪ While becoming more attractive, no addt'l securities included in guidance; potential incremental benefit ◦ Market rates: Meaningful short and long-term rate leverage as conveyed on following page ◦ 1 additional day adds ~0.5% NII • Excluding PPP/cash, adjusted NIM(4) expected to increase to approximately 3.50% • Longer-term NII growth from organic and strategic asset growth, and higher rates; 2022 NII growth expected to be +10-12%, excl. PPP +13-16%(5); expect 4Q22 NII to be ~15% higher than 1Q22 Loan Bals/MixOther(1) (1) Other, non-recurring items include seasonal HR asset dividends, credit interest recoveries, securities call premiums, and 4Q loan yield adjustments that did not repeat. (2) Market rate impacts include contractual loan, cash, hedge and borrowings repricing; fixed asset turnover at higher market rates; and lower securities premium amort. from $49M to $41M. (3) QoQ -$2M decrease in hedge NII from higher rates offset by 4Q21 repositioning transactions; ~$1.1B total return, $797M NII accrual since beginning of 2020, $301M unrealized pre-tax gain, to be amortized into NII over the remaining life of hedges. (4) Adj. NIM excludes PPP and excess cash over $750M; non-GAAP, see appendix for reconciliations. (5) FY 2022 guidance assumes 3/31/2022 forward rates. $1,019 $1,015 NII Attribution Drivers of NII and NIM 1Q22 4Q21 -7bps +3bps -1bps +4bps+3bps -$27M +$12M +$8M +$15M-$12M Expectations for 2Q22 and Beyond NII NIM Positioned well for continued growth from market rates and balance sheet expansion NII & margin - core drivers Market Rates(2)PPP 2 Fewer Days

8 (1) Adj. NIM excludes PPP and excess cash over $750M. Adjusted NIM is non-GAAP; see appendix for historical reconciliations. (2) Short-term rate NII guidance is for the first 100bps of rate hikes; migrates modestly lower at higher rates given higher deposit betas. (3) ~70% fixed rate production has life of 5 years or less. 25bps rate hike adds +$60-80M of NII over 12 months(2) • ~$17B annual fixed rate loan production and securities reinvestment; mostly exposed to middle tenor(3) rates • Reduced premium amortization from lower prepay speeds Asset sensitive balance sheet Well positioned for rising short-term and/or long-term interest rates Short-term Rate Sensitivity Drivers • ~50% floating rate loans excl. hedges • Hedge maturities beginning in 3Q22 ◦ Recent decisions to shorten our hedge protection allows our sensitivity levels to increase throughout 2022 and beyond • Large, stable deposit funding base and historically low betas ◦ Stable deposit portfolio has grown by ~$14B over the pandemic ◦ 2/3 of pandemic growth likely more rate sensitive (~70% beta) • Large cash balance well positioned as rates rise Long-term Rate Sensitivity Drivers Upper End of Fed Funds Range 3.65% 3.80% 3.85% 3.58% 3.70% 3.75% 3.50% 3.60% 3.65% 0.25% 1.00% 2.00% 2.50% Adjusted(1) NIM Range by Rate Level and Assumptions Assumptions: • Base case deposit betas on stable balances consistent with the prior rate cycle; Surge deposit beta repricing/runoff of ~70% • Base case assumes modest steepness in the yield curve with long- term rates remaining 25bps over Fed Funds over time • Upper-end: Lower deposit beta and steeper yield curve • Lower-end: Higher deposit beta and flat to inverted yield curve • Opportunity for outperformance from surge deposit repricing / retention As rates increase to more normal levels, Regions' NIM will naturally expand over the coming years Lower Beta/Steeper Curve Higher Beta/Flatter Curve 3.38% 3.40% 3.35%

9 1 2 3 4 5 6 7 • Our legacy hedging program has performed as designed, limiting NII and NIM downside under the low rate environment ◦ An expected total return of ~$1.1B, including a $301M unrealized gain and +$797M of realized NII since beginning of 2020 • The hedge repositioning in 2021 purposely created more rate exposure in the period where the balance of risk had shifted to rising rates • Today, forward rate expectations are supportive of our longer-term goals; therefore, we will attempt to manage to a more normal interest rate risk profile as the interest rate environment normalizes • Late in 1Q22, added $1.5 billion of spot starting securities (2.75%-2.80%) • Added $4.7 billion of forward starting (late '23/early '24), receive fixed swaps(4) (~2.32%) in late 1Q22 and early 2Q22 Net Receive Hedge Notional(1) (Annual Avg) 2022 2023 2024 2025 2026 2027 2028 Legacy Hedge Notional $18.1B $9.3B $6.5B $1.4B $0B $0B $0B 2022 Hedge Additions $0B $0.5B $4.7B $4.7B $4.7B $4.0B $1.7B Total Hedge Notional $18.1B $9.9B $11.2B $6.1B $4.7B $4.0B $1.7B(2) 10.9% 10.8% 7.3% 6.2% 6.0% 5.0% 4.8% 3.5% 3.2% 3.1% 2.8% 1.0% 0.8% RF RF 1 Q Pe er 1 Pe er 2 Pe er 3 Pe er 4 Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 Pe er 1 0 Pe er 1 1 Pe er 1 2 (1) Net receive hedge notional reflects receive-fixed hedges minus pay-fixed hedges. (2) Includes all active swaps entered into prior to 04/20/2022. (3) Source: SEC reporting; peers include: CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, USB, ZION. (4) $4.7B YTD 2022 total hedge additions mostly receive-fixed versus SOFR. Hedging strategy update Cash-flow Hedge Contribution to NII - 4Q21(3) 2022 Hedge Additions Legacy Hedge Notional

10 • Non interest income decreased ~5% on both a reported and adjusted basis(1). • Expect 2022 capital markets to generate quarterly revenue in $90-$110M range, excl. impact of CVA/DVA; expect to be near lower end in 2Q with increasing activity 2H22. • Wealth Mgt. income remained stable despite this quarter's market volatility. • Mortgage is expected to be lower in 2022, but remain a key component to fee revenue. • Announced NSF/OD policy changes are expected to result in FY22 service charges of ~$600M and FY23 service charges of ~$575M. • Other non-interest income declined primarily due to favorable private equity investment valuations in the PQ that did not repeat. • Market value adj. on employee benefit assets decreased in 1Q but are offset in salaries and benefits. Change vs ($ in millions) 1Q22 4Q21 1Q21 Service charges on deposit accounts $168 1.2% 7.0% Card and ATM fees 124 (2.4)% 7.8% Capital markets income (excluding CVA/DVA) 67 (19.3)% (24.7)% Capital Markets - CVA/DVA 6 NM (45.5)% Wealth management income 101 1.0% 11.0% Mortgage income 48 (2.0)% (46.7)% Commercial credit fee income 22 (4.3)% —% Bank-owned life insurance 14 —% (17.6)% Securities gains (losses), net — —% (100.0)% Market value adjustments (on employee benefit assets - other) (14) NM (300.0)% Gains on equity investment(1) — —% (100.0)% Other 48 (9.4)% 26.3% Total non-interest income $584 (5.0)% (8.9)% Adjusted non-interest income(2) $583 $615 $637 Non-interest income NM - Not Meaningful (1) Represents the gain on sale of a certain equity investment that executed an IPO. Private equity investment valuation adjustments continue to be recognized within Other non-interest income. (2) Non-GAAP; see appendix for reconciliation. QoQ highlights & outlook Total revenue highlights & outlook • Total revenue decreased ~2% compared to 4Q21 on both a reported and adjusted basis(1). • Expect 2022 adjusted total revenue to be up 4.5-5.5% compared to 2021.

11 • Non-interest expense decreased ~5%. • Adjusted non-interest expense(1) decreased ~4%. ◦ Salaries and benefits decreased 5% due to lower incentive compensation despite higher payroll taxes and 401(k) expense. ◦ Professional and legal fees decreased due to one-time costs associated with bolt-on M&A activity in 4Q21. • Expect 2022 adjusted non-interest expenses to be up 3-4% compared to 2021. • Committed to generating positive adjusted operating leverage in 2022. $918 $967 $932 56.8% 58.8% 57.9% Adjusted non-interest expense Adjusted efficiency ratio 1Q21 4Q21 1Q22 $3,387 $3,419 $3,434 $3,443 $3,541 $3,698 2016 2017 2018 2019 2020 2021 (1) Non-GAAP; see appendix for reconciliation. (2) Includes the incremental increase of core operating expenses associated with the EnerBank, Sabal Capital Partners, and ClearSight Advisors acquisitions closed during 4Q21. (3) 2020 adjusted NIE includes expenses associated with the Ascentium acquisition that closed 4/1/2020. (4) 2021 adjusted NIE includes expenses associated with 6 additional months for Ascentium, as well as the 4Q21 EnerBank, Sabal Capital Partners, and Clearsight Advisors acquisitions. Non-interest expense QoQ highlights & outlookAdjusted non-interest expense(1) ($ in millions) 1.8% CAGR (3) (4) (2) (1) (2)

12 • 1Q annualized NCOs at 21bps, increased 1bp QoQ. • In consumer - residential mortgage and home equity experienced net recoveries in 1Q. • NPLs and criticized business loans continued to improve in 1Q. • Continued AQ improvement partially offset by ongoing uncertainties drove a lower ACL resulting in a $36M benefit in 1Q provision expense. • Expect full-year 2022 NCOs in the 20-30bps range. 1.71% 2.44% 1.79% 1.67% ACL/Loans Day 1 1Q21 4Q21 1Q22 $83 $44 $46 37 32 33 46 12 13 0.40% 0.20% 0.21% 1Q21 4Q21 1Q22 $738 $451 $335 280% 349% 446% 1Q21 4Q21 1Q22 NPLs and ACL coverage ratio Asset quality improvement continues ($ in millions) ($ in millions) ($ in millions) Net charge-offs and ratio NPLs - excluding LHFS ACL/NPLs Consumer net charge-offs Business services net charge-offs Net charge-offs ratio (1) CECL Day 1 ratio is as of January 1, 2020. ACL to loans ratio (1)

13 10.3% 9.6% 9.4% 1Q21 4Q21 1Q22 • Common Equity Tier 1 (CET1) ratio decreased 20 bps to 9.4% in 1Q. ◦ Continue to prioritize capital utilization for organic growth and non-bank acquisitions that propel future growth. • In 1Q, Regions repurchased $215M of common stock and declared $159M in common dividends. • Expect to maintain CET1 near the mid-point of 9.25-9.75% operating range. • Stress Capital Buffer requirement for 4Q21 through 3Q22 is 2.5%. QoQ Highlights & Outlook Capital and liquidity (1) Current quarter ratios are estimated. (2) Based on ending balances. 11.9% 11.0% 10.8% 1Q21 4Q21 1Q22 Tier 1 capital ratio(1) Loan-to-deposit ratio(2) 65% 63% 63% 1Q21 4Q21 1Q22 Common equity Tier 1 ratio(1)

14 2022 expectations (1) Non-GAAP, see appendix for reconciliation. (2) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in the attached appendix or in previous filings with the SEC. (3) Expectations utilize the 3/31/2022 forward interest rate curve. Category FY 2022 Expectations Total Adjusted Revenue (from adjusted 2021 of $6,412)(1)(2)(3) Up 4.5-5.5% Adjusted Non-Interest Expense (from adjusted 2021 of $3,698)(1)(2) Up 3-4% Adjusted operating leverage(1)(2) Positive Average Loans (from average 2021 of $84,802)(1)(2) Up 4-5% Net charge-offs / average loans 20-30bps Effective tax rate 21-23% Expectations for 2Q22 & Beyond • 2Q NII expected to grow +5-7% (assumes 50bps hikes in both May and June); 2022 NII growth expected to be +10-12%, excl. PPP +13-16% (assuming 3/31 forward rates); expect 4Q22 NII to be ~15% higher than 1Q22 • Expect PPP loans to reduce average loans by ~$2.4B in FY22; Expect consumer exit portfolios to reduce average loans by ~$700M in FY22. • 2/3's of pandemic-related deposit growth has a 70% deposit beta assumption which includes approx. $5-$10B of total deposit balance reduction in 2022 attributable to tightening monetary policy. • Excluding PPP/cash, 2Q adjusted NIM(1) expected to increase to ~3.50%. • Anticipated impact of announced NSF/OD policy changes will result in FY22 service charges of ~$600M and FY23 service charges of ~$575M. • Expect 2022 capital markets to generate quarterly revenue in $90-$110M range, excl. impact of CVA/DVA; expect to be near lower end of the range in 2Q. • Mortgage is expected to be lower in 2022, but remain a key component to fee revenue. • Expect to maintain CET1 near the mid-point of 9.25-9.75% operating range.

15 Appendix

16 Selected items impact First quarter 2022 highlights (1) Non-GAAP, see appendix for reconciliation. (2) Based on income taxes at an approximate 25% incremental rate. (3) Items impacting results or trends during the period, but are not considered non-GAAP adjustments. These items generally include market-related measures, impacts of new accounting guidance, or event driven actions. NM - Not Meaningful ($ amounts in millions, except per share data) 1Q22 QoQ Change YoY Change Net interest income $ 1,015 (0.4)% 5.0% Provision for (benefit from) credit losses (36) (132.7)% (74.6)% Non-interest income 584 (5.0)% (8.9)% Non-interest expense 933 (5.1)% 0.5% Income before income taxes 702 29.8% (14.6)% Income tax expense 154 49.5% (14.4)% Net income 548 25.1% (14.6)% Preferred dividends 24 —% (14.3)% Net income available to common shareholders $ 524 26.6% (14.7)% Diluted EPS $ 0.55 27.9% (12.7)% Summary of first quarter results (amounts in millions, except per share data) 1Q22 Pre-tax adjusted items(1): Branch consolidation, property and equipment charges (1) Leveraged lease termination gains 1 Total pre-tax adjusted items(1) — Diluted EPS impact(2) $ — Additional selected items(3): CECL provision (in excess of) less than net charge-offs $ 82 Capital markets income - CVA/DVA 6 MSR net hedge performance (5) PPP loan interest/fee income 12 GNMA re-securitization gain 12

17 1.9 2.1 2.3 1Q20 1Q21 1Q22 1.03 2.03 2.73 1Q20 1Q21 1Q22 131 170 157 1Q20 1Q21 1Q22 2.7 3.0 3.2 1Q20 1Q21 1Q22 14.9% 20.5% 21.5% 31.0% 32.1% 32.9% 54.1% 47.4% 45.6% 1Q20 1Q21 1Q22 40.0 82.4 81.6 35.0 72.1 65.85.0 10.3 15.8 Deposits Lending 1Q20 1Q21 1Q22 62% 67% 70% 38% 33% 30% 1Q20 1Q21 1Q22 Growth in digital Mobile Banking Log-Ins (Millions) (5) Customer Transactions(2)(3) Deposit Transactions by Channel +15% Active Users (Millions) +25% Digital Sales (Accounts in Thousands)(1) Digital Banking Digital Non-Digital Mobile ATMBranch (1) Digital sales represent deposit accounts opened and loans booked. (2) Digital transactions represent online and mobile only; Non-digital transactions represent branches, contact centers and ATMs. (3) Transactions represent Consumer customer deposits, transfers, mobile deposits, fee refunds, withdrawals, payments, official checks, bill payments, and Western Union. Excludes ACH and Debit Card purchases/refunds.(4) Includes cross-channel sale capabilities through digital banker dashboard applications launched across our footprint at the end of 2Q21. (5) Elevated levels of 1Q21 mobile log- ins from the customer inquiries around second and third round of stimulus payments. +166% +20% 13% 22% 21% 84% 76% 77% 3% 2% 2% 1Q20 1Q21 1Q22 Digital BranchContact Center Consumer Checking Sales by Channel(4) Mobile Banking Mobile App Rating Zelle Transactions (Millions)Sales and TransactionsDigital Usage +104%

18 4Q17 1Q22 Deposit advantage (1) "Other" category includes EnerBank deposits and are average deposit balances. (2) Source - Bank Call Report data as of 12/31/2021. (3) 1Q2022 Average NIB/IB split by Business: Consumer 36%/64%, Corporate 61%/39%, Wealth 14%/86%. Funding Mix - Current vs. Prior Rising Rate Cycle • Regions holds a larger proportion of smaller deposit balance accounts when compared to the industry • The increase in consumer deposits has been largely with existing long-tenure customers, whose low rate sensitivity is likely to persist into the next rate cycle 63% 50% 44% 43% 42% 42% 38% 38% 37% 37% 37% 34% 29% 24% Peer 1 RF Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 % of Total Deposits Balance in Accounts Less than $250k(2) Business Deposit Mix 1Q 2022 Average Consumer $83 Corporate $43 Wealth Mgt $10 Other $3 Product Mix Deposit Granularity • Historically, Regions deposit pricing has outperformed peer banks in rising rate environment; in last rising interest rate cycle, Regions total interest bearing deposit betas of 29% (retail 14%; commercial 67%); outperformed the peer median of 35% • The funding mix has become more granular and less reliant on wholesale borrowings, positioning the balance sheet well for a potential rising rate environment • Balance sheet primarily deposit funded; 96% of liabilities; 6% higher than at the outset of the last up-rate cycle • 42% of deposit balances in non-interest bearing accounts(3) • Retail deposits consist of consumer and wealth accounts and represent 67% of total deposits Well Positioned for Rising Rates 30% 66% 63% 27% 10% 4% $105 $141 Retail Commercial (1) ($ in billions) (1) ($ in billions) Borrowings/ Other(1)

19 Hedges protected NII while rates were low; unwound hedges additive to NII in coming years While not included in the outlook, opportunities exist if surge deposits are retained with lower betas (assume 70% through-the-cycle deposit beta), or if additional excess cash is able to be deployed into loans/securities NII is positioned to benefit from higher rates, as well as natural loan growth and strategic opportunities. Hedge proceeds and the capital generated has been invested into strategically important businesses, such as Ascentium and EnerBank. 2021 2022 2023 NII Drivers - Current Support Relative Impact of Future NII Drivers(1) NII Drivers - Future Growth Expecte d NII g rowth of 1 0 - 1 2% CAGR Hedge Income Forward Rates EnerBank PPP Organic Growth Regions' asset sensitive position will benefit meaningfully with the potential for higher rates The EnerBank acquisition closed in 4Q 2021, with additional growth opportunities expected PPP supported earnings through the pandemic but will mostly subside after 2021 Regions is well positioned to grow loans as the economic recovery continues NII Drivers - Additional Opportunity (1) Based on market forward rate projections from BlackRock as of 03/31/2022: 2021: Avg 1m LIBOR 10bps, Avg 10yr UST 1.46%; 2022: Avg 1m LIBOR 1.24%, Avg 10yr UST 2.22%; 2023: Avg 1m LIBOR 2.89%, Avg 10yr UST 2.44%. Future NII drivers

20 9.6% 0.6% (0.1)% (0.2)% (0.2)% (0.3)% 9.4% CET1 waterfall (1) Non-GAAP; see appendix for reconciliation. (2) 'Other' includes impact of tax, provision expense, CECL deferral, preferred dividends, and net change in intangibles. (3) CECL deferral credit phased-out for 1Q22 was approximately $100M. This same amount will be phased out again in 1Q23, 1Q24, and 1Q25. (4) Current quarter ratios are estimated and reflect rounding. 4Q21 CET1% Pre-tax pre- provision income(1) Common Dividend 1Q22 CET1%(4) Share Repurchases RWA Growth Tax & Other(2)(3)

21 Changes in Portfolio Credit Quality $1,574 $(46) $(54) $(5) $23 $1,492 Allowance for credit losses waterfall Economic/ Qualitative Net Charge- Offs 03/31/2022 • 1Q allowance decreased $82M compared to prior quarter, resulting in a $36MM credit provision. • Despite significant growth in balances during the quarter, there were offsetting factors that reduced the overall ACL including decreases in model results due to portfolio and economic factors and reduction in risk remaining from the Covid pandemic. Reductions in the ACL were tempered by inflationary concerns and the significant level of uncertainty in the current environment. QoQ highlights ($ in millions) 12/31/2021 Changes in Portfolio Balances

22 Pre-R&S period 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 4Q2023 1Q2024 Real GDP, annualized % change 1.1% 3.4% 4.8% 3.5% 3.2% 3.0% 2.5% 2.5% 2.3 % Unemployment rate 3.8% 3.5% 3.3% 3.3% 3.2% 3.1% 3.1% 3.1% 3.0 % HPI, year-over-year % change 19.0% 15.9% 11.5% 7.9% 4.1% 2.5% 2.6% 2.7% 3.0 % S&P 500 4,456 4,439 4,496 4,561 4,631 4,722 4,804 4,886 4,960 CPI, year-over-year % change 7.9% 7.6% 6.6% 5.2% 3.6% 2.4% 2.1% 2.1% 2.0 % Base R&S economic outlook (as of March 2022) • Economic forecasts represent Regions’ internal outlook for the economy over the reasonable & supportable forecast period. • Given changes in the economic outlook, management considered alternative analytics to support qualitative additions to the modeled results to reflect continued risk and uncertainty in certain portfolios, including inflation risk.

23 As of 3/31/2022 As of 12/31/2021 (in millions) Loan Balance ACL ACL/Loans Loan Balance ACL ACL/Loans C&I $45,643 557 1.22% $43,758 $613 1.40 % CRE-OO mortgage 5,181 107 2.07% 5,287 118 2.23 % CRE-OO construction 273 8 2.83% 264 9 3.53 % Total commercial $51,097 $672 1.31% $49,309 $740 1.50 % IRE mortgage 5,557 74 1.32% 5,441 77 1.41 % IRE construction 1,607 9 0.58% 1,586 10 0.61 % Total IRE $7,164 $83 1.16% $7,027 $87 1.23 % Residential first mortgage 17,373 119 0.68% 17,512 122 0.70 % Home equity lines 3,602 75 2.08% 3,744 83 2.23 % Home equity loans 2,500 27 1.09% 2,510 28 1.13 % Consumer credit card 1,133 122 10.81% 1,184 120 10.15 % Other consumer- exit portfolios 909 61 6.74% 1,071 64 6.00 % Other consumer 5,557 333 5.99% 5,427 330 6.07 % Total consumer $31,074 $737 2.37% $31,448 $747 2.38 % Total $89,335 $1,492 1.67% $87,784 $1,574 1.79 % Allowance allocation

24 Environmental, Social & Governance ESG Governance ESG-related elements of the Strategic Plan, annual budget, and capital planning processBOARD OF DIRECTORS Board-Level Committees NCG Committee ESG strategies, initiatives, policies, and practices, along with related voluntary disclosures and stakeholder engagement Risk Committee ESG alignment within Enterprise Risk Appetite Statement, Risk Management Framework, and Risk Library CHR Committee Associate compensation and benefits, corporate culture, DEI practices, talent management, and succession planning Audit Committee Functioning of Company's internal controls and disclosure of material ESG matters Technology Committee Company culture and strategy related to technological and digital innovation Management-Level Committees Executive Leadership Team Evaluates ESG considerations within strategic planning ESG Leadership Council Maintains aggregated view of ESG-related risks and opportunities and provides guidance and direction on internal initiatives; overseen by Executive Leadership Team Disclosure Review Committee Reviews and provides feedback on ESG-related disclosures in SEC reporting and voluntary ESG disclosures Risk Governance Committees Review ESG-related metrics' performance to assess adherence to risk tolerance; supervise enterprise risk assessments incorporating ESG risks O V E R S I G H T E X E C U T I O N Suite of ESG Disclosures ■ Annual Review & ESG Report ■ TCFD Report ■ GRI Content Index ■ CDP Climate Change Questionnaire Response ■ SASB Disclosure ■ Community Engagement Report ■ Workforce Demographics Report All resources are available through our ESG Resource Center, accessible at ir.regions.com/governance A majority of our 11 Directors have identified themselves as having considerable or extensive experience in key ESG areas: Corporate Governance Customer Focus and Community Engagement Environmental Sustainability Practices Executive Compensation and Benefits Human Capital Management 11 11 10 8 9

25 Environmental, Social & Governance Highlights Promoting financial inclusivity Pursuing environmental sustainability Maintaining accountability for our ESG progress AA ESG Rating LOW ESG Risk Rating 70 Top 10% in industry S&P 500 ESG Index ▪ Established cross-functional ESG Leadership Council overseen by Executive Leadership Team ▪ Further incorporated ESG elements into enterprise-wide and business-level strategic planning process ▪ Integrated direct references to ESG-related risks into Risk Library and risk tolerance ▪ Onboarded new diverse Director and transitioned to diverse Audit Committee Chair ▪ Introduced Regions Now CheckingSM to suite of Regions Now Banking® products ▪ Surpassed 2-year, $12 million commitment to advancing programs and initiatives that promote racial equity and economic empowerment for communities of color ▪ Supported customers wanting to build savings through Regions' Spend & Save Program ▪ Announced new goal to reduce our gross Scope 1 and Scope 2 location- based carbon emissions by 50% by 2030 ▪ Initiated plans to explore methodologies and approaches to evaluate our Scope 3 portfolio emissions ▪ Committed to advancing a sustainable finance definition and methodology ▪ Released first standalone TCFD Report ▪ Published first Workforce Demographics Report ▪ Enhanced transparency around compensation plans and related determinations and decisions ▪ Completed third-party verification for 2020 greenhouse gas inventory Promoting a diverse, equitable, and inclusive work environment Maturing our governance around ESG risks and opportunities ▪ Further expanded our DEI Networks to 19 Networks in total, including a network for associates joining via acquired subsidiaries ▪ Implemented internal mobility strategies for associate development ▪ Devoted resources to identify and develop diverse talent

26 Management uses pre-tax pre-provision income (non-GAAP) and adjusted pre-tax pre-provision income (non-GAAP), as well as the adjusted efficiency ratio (non-GAAP) and the adjusted fee income ratio (non-GAAP) to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Adjusted non-interest income (non-GAAP) and adjusted non-interest expense (non- GAAP) are used to determine adjusted pre-tax pre-provision income (non-GAAP). Net interest income (GAAP) on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non- GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders. Management and the Board of Directors utilize non-GAAP measures as follows: • Preparation of Regions' operating budgets • Monthly financial performance reporting • Monthly close-out reporting of consolidated results (management only) • Presentation to investors of company performance • Metrics for incentive compensation Non-GAAP information

27 Non-GAAP reconciliation Core net interest income and adjusted net interest margin Quarter-ended 3/31/2022 12/31/2021 Net interest income (FTE) (GAAP) $ 1,026 $ 1,029 Impact of SBA PPP loans (12) (39) Impact of excess cash (3) (3) Core net interest income (FTE) (non-GAAP) $ 1,011 $ 987 Net interest margin (FTE) (GAAP) 2.85% 2.83 % Impact of SBA PPP loans (0.02) % (0.09) % Impact of excess cash 0.60% 0.60 % Adjusted net interest margin (FTE) (non-GAAP) 3.43% 3.34%

28 Non-GAAP reconciliation Non-interest expense Year Ended December 31 ($ amounts in millions) 2021 2020 2019 2018 2017 2016 Non-interest expense (GAAP) $ 3,747 $ 3,643 $ 3,489 $ 3,570 $ 3,491 $ 3,483 Adjustments: Contribution to Regions Financial Corporation foundation (3) (10) — (60) (40) — Professional, legal and regulatory expenses (15) (7) — — — (3) Branch consolidation, property and equipment charges (5) (31) (25) (11) (22) (58) Expenses associated with residential mortgage loan sale — — — (4) — — Loss on early extinguishment of debt (20) (22) (16) — — (14) Salary and employee benefits—severance charges (6) (31) (5) (61) (10) (21) Acquisition Expense — (1) — — — — Adjusted non-interest expense (non-GAAP) $ 3,698 $ 3,541 $ 3,443 $ 3,434 $ 3,419 $ 3,387

29 Non-GAAP reconciliation Pre-tax pre-provision income (PPI) Quarter Ended ($ amounts in millions) 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 1Q22 vs. 4Q21 1Q22 vs. 1Q21 Net income (loss) available to common shareholders (GAAP) $ 524 $ 414 $ 624 $ 748 $ 614 $ 110 26.6% $ (90) (14.7) % Preferred dividends and other (GAAP) 24 24 27 42 28 — — % (4) (14.3) % Income tax expense (benefit) (GAAP) 154 103 180 231 180 51 49.5% (26) (14.4) % Income (loss) before income taxes (GAAP) 702 541 831 1,021 822 161 29.8% (120) (14.6) % Provision for (benefit from) credit losses (GAAP) (36) 110 (155) (337) (142) (146) (132.7) % 106 74.6 % Pre-tax pre-provision income (non-GAAP) 666 651 676 684 680 15 2.3% (14) (2.1) % Other adjustments: Securities (gains) losses, net — — (1) (1) (1) — NM 1 NM Gains on equity investment — — — — (3) — NM 3 100.0 % Leveraged lease termination gains, net (1) — (2) — — (1) NM (1) NM Bank-owned life insurance — — — (18) — — NM — NM Salaries and employee benefits—severance charges — 1 — 2 3 (1) (100.0) % (3) (100.0) % Branch consolidation, property and equipment charges 1 — — — 5 1 NM (4) (80.0) % Contribution to the Regions Financial Corporation foundation — — — 1 2 — NM (2) (100.0) % Loss on early extinguishment of debt — — 20 — — — NM — NM Professional, legal and regulatory expenses — 15 — — — (15) (100.0) % — NM Total other adjustments — 16 17 (16) 6 (16) (100.0) % (6) (100.0) % Adjusted pre-tax pre-provision income (non-GAAP) $ 666 $ 667 $ 693 $ 668 $ 686 $ (1) (0.1) % $ (20) (2.9) % NM - Not Meaningful

30 Non-GAAP reconciliation NII, non-interest income/expense, and efficiency ratio NM - Not Meaningful Quarter Ended ($ amounts in millions) 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 1Q22 vs. 4Q21 1Q22 vs. 1Q21 Non-interest expense (GAAP) A $ 933 $ 983 $ 938 $ 898 $ 928 $ (50) (5.1) % $ 5 0.5 % Adjustments: Contribution to the Regions Financial Corporation foundation — — — (1) (2) — NM 2 100.0 Branch consolidation, property and equipment charges (1) — — — (5) (1) NM 4 80.0 % Salary and employee benefits—severance charges — (1) — (2) (3) 1 100.0% 3 100.0 % Loss on early extinguishment of debt — — (20) — — — NM — NM Professional, legal and regulatory expenses — (15) — — — 15 100.0% — NM Adjusted non-interest expense (non-GAAP) B $ 932 $ 967 $ 918 $ 895 $ 918 $ (35) (3.6) % $ 14 1.5 % Net interest income (GAAP) C $ 1,015 $ 1,019 $ 965 $ 963 $ 967 $ (4) (0.4) % 48 5.0 % Taxable-equivalent adjustment 11 10 11 12 11 1 10.0% — NM Net interest income, taxable-equivalent basis D $ 1,026 $ 1,029 $ 976 $ 975 $ 978 $ (3) (0.3) % $ 48 4.9 % Non-interest income (GAAP) E 584 615 649 619 641 (31) (5.0) % (57) (8.9) % Adjustments: Securities (gains) losses, net — — (1) (1) (1) — NM 1 100.0 % Gains on equity investment — — — — (3) — NM 3 100.0 % Leveraged lease termination gains (1) — (2) — — (1) NM (1) NM Bank-owned life insurance — — — (18) — — NM — NM Adjusted non-interest income (non-GAAP) F $ 583 $ 615 $ 646 $ 600 $ 637 (32) (5.20) % -54 (8.5) % Total revenue C+E=G $ 1,599 $ 1,634 $ 1,614 $ 1,582 $ 1,608 $ (35) (2.1) % $ (9) (0.6) % Adjusted total revenue (non-GAAP) C+F=H $ 1,598 $ 1,634 $ 1,611 $ 1,563 $ 1,604 $ (36) (2.2) % $ (6) (0.4) % Total revenue, taxable-equivalent basis D+E=I $ 1,610 $ 1,644 $ 1,625 $ 1,594 $ 1,619 $ (34) (2.1) % $ (9) (0.6) % Adjusted total revenue, taxable-equivalent basis (non-GAAP) D+F=J $ 1,609 $ 1,644 $ 1,622 $ 1,575 $ 1,615 $ (35) (2.1) % $ (6) (0.4) % Efficiency ratio (GAAP) A/I 57.9% 59.8% 57.7% 56.4% 57.3 % Adjusted efficiency ratio (non-GAAP) B/J 57.9% 58.8% 56.6% 56.9% 56.8 % Fee income ratio (GAAP) E/I 36.3% 37.4% 40.0% 38.8% 39.6 % Adjusted fee income ratio (non-GAAP) F/J 36.2% 37.4% 39.8% 38.1% 39.4%

31 Non-GAAP reconciliation Return on average tangible common shareholders' equity Quarter Ended ($ amounts in millions) 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders A $ 524 $ 414 $ 624 $ 748 $ 614 Average shareholders' equity $ 17,717 $ 18,308 $ 18,453 $ 18,000 $ 18,038 Less: Average intangible assets 6,043 5,852 5,285 5,292 5,309 Average deferred tax liability related to intangibles (100) (98) (96) (96) (104) Average preferred stock 1,659 1,660 1,659 1,659 1,656 Average tangible common shareholders' equity B $ 10,115 $ 10,894 $ 11,605 $ 11,145 $ 11,177 Return on average tangible common shareholders' equity *(1) A/B 21.00% 15.07% 21.34% 26.91% 22.28% *Annualized (1) Amounts have been calculated using whole dollar values.

32 Forward-Looking Statements This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in unemployment rates, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • The impact of pandemics, including the ongoing COVID-19 pandemic, on our businesses, operations, and financial results and conditions. The duration and severity of any pandemic, including the COVID-19 pandemic, could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values, and result in lost revenue or additional expenses. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios, and our ability to return capital to shareholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. • Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in U.S. presidential administration, control of the U.S. Congress, and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders. Forward-looking statements

33 • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses, including our recently completed acquisitions of EnerBank, Sabal, and Clearsight, and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within the expected timeframes, or might be less than projected; difficulties in integrating the businesses; and the inability of Regions to effectively cross-sell products following these acquisitions. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage (specifically in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • Our ability to achieve our expense management initiatives. Forward-looking statements (continued)

34 • Market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, derivative products, debt obligations, deposits, investments, and loans. • Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of anti-takeover and exclusive forum laws and provision in our certificate of incorporation and bylaws. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. • Other risks identified from time to time in reports that we file with the SEC. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the COVID-19 pandemic (including the impact of additional variants and resurgences), the effectiveness, availability and acceptance of any vaccines or therapies, and the direct and indirect impact of the COVID-19 pandemic on our customers, third parties and us. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551. Forward-looking statements (continued)

35 ®